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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 13, 2007

                             THE TOPPS COMPANY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     000-15817               11-2849283
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

                  One Whitehall Street, New York, NY             10004-2109
               (Address of principal executive offices)          (Zip Code)

                                  212-376-0300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CPR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02   Results of Operations and Financial Condition.

     On July 17, 2007, The Topps Company, Inc. (the "Company") issued a press release announcing the Company's results of operations and financial condition for the Company's first fiscal quarter ended June 2, 2007. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 2.02 by reference.

     The information contained in this Item 2.02 and Exhibit 99.1 to this Form 8-K is being furnished and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in any such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements.

     After 12 years of distinguished service, on July 13, 2007, Ms. Catharine Jessup tendered her resignation from the positions of Vice President - Chief Financial Officer and Treasurer of the Company to become the North American CFO of a large multinational beverage company. Ms. Jessup's resignation will take effect on August 3, 2007. Ms. Jessup had no disagreement with the Company.

     The Company has not appointed a replacement for Ms. Jessup at this time but is in the process of considering potential candidates to fill the vacated positions.

     On July 17, 2007, the Company issued a press release announcing Ms. Jessup's resignation. A copy of such press release is attached hereto as Exhibit
99.2 and is incorporated in this Item 5.02 by reference.

Item 9.01.  Financial Statements and Exhibits.


      (c) Exhibits.

          Exhibit
           Number                         Description
           ------                         -----------

            99.1   Press Release of The Topps Company, Inc., dated July 17, 2007
            99.2   Press Release of The Topps Company, Inc., dated July 17, 2007


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 17, 2007

                                    THE TOPPS COMPANY, INC.




                                    By: /s/ Catherine K. Jessup
                                        ----------------------------------------
                                        Name:  Catherine K. Jessup
                                        Title: Vice President, CFO and Treasurer





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                                  EXHIBIT INDEX

          Exhibit
           Number                   Description
           ------                   -----------

            99.1   Press Release of The Topps Company, Inc., dated July 17, 2007
            99.2   Press Release of The Topps Company, Inc., dated July 17, 2007


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